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                                                                      EXHIBIT 10

                                 AMENDMENT NO. 4


         This Amendment No. 4 dated as of November 30, 2000 ("Agreement") is among Team, Inc., a Texas corporation ("Borrower"), the lenders party to the Credit Agreement described below ("Banks"), and Bank of America, N.A., as agent for the Banks ("Agent").

                                  INTRODUCTION

         A. The Borrower, the Agent, and the Banks are parties to the Credit Agreement dated as of August 28, 1998, as amended by Amendment No. 1 and Consent dated as of April 9, 1999, Amendment No. 2 and Consent dated as of May 1, 2000, and the Third Amendment dated as of July 10, 2000 (as so amended, the "Credit Agreement").

         B. The Borrower has requested that the Banks agree to extend the maturity date of the Credit Agreement.

         THEREFORE, the Borrower, the Agent, and the Banks hereby agree as follows:

         Section 1 Definitions. Unless otherwise defined in this Agreement, terms used in this Agreement which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

         Section 2 Amendment.

         (a) The definition of "Loan A Commitment Termination Date" in Section
1.1 is amended and replaced in its entirety by:

             "Loan A Commitment Termination Date" means September 30, 2002.

         (b) The definition of "Loan A Maturity Date" in Section 1.1 is amended and replaced in its entirety by:

             "Loan A Maturity Date" means September 30, 2002.

         Section 3 Representations and Warranties. The Borrower represents and warrants to the Agent and the Banks that:

         (a) the representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this Agreement;


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         (b)(i) the execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

         (c) as of the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing.

         Section 4 Effectiveness. This Agreement shall become effective as of the date of this Agreement, and the Credit Agreement shall be amended as provided in this Agreement, upon the occurrence of the following conditions precedent:

         (a) the Borrower shall have delivered duly and validly executed originals of this Agreement to the Banks and the Agent and all the Banks and the Agent shall have executed and delivered this Agreement;

         (b) the representations and warranties in this Agreement shall be true and correct in all material respects;

         (c) the Agent shall have received a duly executed reaffirmation of Guarantors in form and substance satisfactory to the Agent.

         Section 5 Effect on Credit Documents.

         (a) Except as amended herein, the Credit Agreement and the Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Agent's or Banks' rights under the Credit Documents, as amended, including the waiver of any Default or Event of Default, however denominated.

         (b) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Credit Documents.

         Section 6 Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

         Section 7 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.



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Section 8 Arbitration.

         (a) Any controversy or claim between or among the parties hereto, including those arising out of or relating to this Agreement or the Credit Documents, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the rules of practice and procedure for the arbitration of commercial disputes of Judicial Arbitration and Mediation Services, Inc. ("JAMS"), and the "special rules" set forth in paragraph (b) below. In the event of any inconsistency, the special rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Agreement or any of the Credit Documents applies in any court having jurisdiction over such action.

         (b) The arbitration shall be conducted in Houston, Texas, and administered by JAMS, who shall appoint an arbitrator; if JAMS is unable or legally precluded from administering the arbitration, then the American Arbitration Association shall serve. All arbitration hearings shall be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only be permitted to extend the commencement of such hearing for up to an additional 60 days and only after showing cause. The payment of costs and fees associated with the arbitration shall be allocated between the parties by the arbitrator.

         (d) Nothing in this Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement or the Credit Documents; or (ii) be a waiver by the Agent or any Bank of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the Agent or any Bank hereto (A) to exercise self help remedies such as setoff, or (B) to take action to enforce rights under any security or support for the Indebtedness, including foreclosing on collateral and making claims under guaranties, to the extent permitted under the Credit Documents, or (C) to obtain from a court provisional or ancillary remedies such as injunctive relief, writ of possession, or the appointment of a receiver. The Agent and any Bank may, to the extent permitted under the Credit Documents, exercise such self help rights, enforce rights related to security or support, or obtain such provisional or ancillary remedies before, during, or after the pendency of any arbitration proceeding brought pursuant to this Agreement. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

         PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE. THE RIGHTS AND



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OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH
SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         EXECUTED to be effective as of the date first above written.

                                   TEAM, INC.


                                   By: /s/ TED W. OWEN
                                       -----------------------------------------
                                       Ted W. Owen
                                       Chief Financial Officer


                                   BANK OF AMERICA, N.A., as Agent and Bank


                                   By: /s/ GARY L. MINGLE
                                       -----------------------------------------
                                       Gary L. Mingle
                                       Senior Vice President



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